UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 15, 2021
Tammy L. Schultz
Chairman, President and Chief Executive Officer

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Fernand LeBlanc

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of April 15, 2021
Fernand LeBlanc
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Eric Kurzrok

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 15, 2021
Eric Kurzrok
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Lisa Young

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa Young	Dated as of April 15, 2021
Lisa Young
Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Paula SeGuin

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula SeGuin	Dated as of April 15, 2021
Paula SeGuin
Vice President, Director

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Athansios Bolovinos

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Athansios Bolovinos	Dated as of April 15, 2021
Athansios Bolovinos
Chief Financial Officer, Treasurer, Assistant Secretary